UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2010

AMERICAN JIANYE GREENTECH HOLDINGS, LTD.

Nevada	333-144228	20-5548974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

136-20 38th Avenue Unit 3G Flushing, New York		11354
(Address of Principal Executive Offices)		(Zip Code)

(718) 336-3922
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On March 18, 2009, D'Arcangelo & Co., LLP (“D'Arcangelo”) was dismissed as the independent accountant of American Jianye Greentech Holdings, Ltd. (the “Company”).  The Board of Directors acting in the capacity of an audit committee approved the dismissal of D'Arcangelo.

D'Arcangelo’s reports on the Company’s financial statements for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the reports for both years indicated that the Company is in the development stage, has suffered significant operating losses, and is dependent upon its stockholders to provide sufficient working capital to meet its obligations and sustain its operations.  Accordingly, such reports indicated that there was substantial doubt as to the Company’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the years ended December 31, 2008 and 2007 and through March 18, 2010, there were no disagreements with D'Arcangelo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D'Arcangelo, would have caused it to make reference thereto in connection with its reports on the financial statements for such years.  During the years ended December 31, 2008 and 2007 and through March 18, 2010, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided D'Arcangelo with a copy of the foregoing disclosures and requested D'Arcangelo to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not D'Arcangelo agrees with the disclosures.  A copy of D'Arcangelo letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On March 24, 2010, the Company’s Board of Directors acting in the capacity of an audit committee approved the engagement of KCCW Certified Public Accountants (“KCCW) as the Company’s new independent accountant to act as the principal accountant to audit the Company’s financial statements. During the Company’s fiscal years ended December 31, 2008 and 2007 and through March 18, 2010, neither the Company, nor anyone acting on its behalf, consulted with KCCW regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that KCCW concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01. Financial Statements and Exhibits.

Exhibit 16.1	Letter to the Securities and Exchange Commission from D'Arcangelo & Co., LLP regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2010	AMERICAN JIANYE GREENTECH HOLDINGS, LTD. By: /s/ Haipeng Wang_ Haipeng Wang (President)